UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2000


                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

           VIRGINIA                        001-12875           54-1589139
   (State or other jurisdiction           (Commission       (I.R.S. Employer
         of incorporation)                File Number)    Identification Number)


        306 EAST MAIN STREET, RICHMOND, VA                        23219
     (Address of principal executive offices)                  (Zip Code)

                                 (804) 643-1761
              (Registrant's telephone number, including area code)


ITEM 2.  Acquisition or Disposition of Assets

         Cornerstone Realty Income Trust, Inc. (which is referred to below as "we", "us" or "our") is filing this report pursuant to Item 2 of Form 8-K to describe a financing transaction in which certain assets were mortgaged. These mortgages constitute a "disposition of a significant amount of assets" within the meaning of the General Instructions to Form 8-K. Certain related matters also are reported below.

SUMMARY OF FINANCING

         On December 12, 2000, we obtained financing, either directly or through our subsidiaries, from First Union National Bank in the aggregate amount of $191 million. The financing includes long-term secured loans to three of our newly-formed subsidiaries in the total amount of $141 million. The remainder of the financing consists of an unsecured credit facility in the total amount of $50 million to us and one of our direct subsidiaries. The proceeds from the financing were used to satisfy an existing unsecured credit facility established with First Union National Bank in July 1999.

NEW SUBSIDIARIES FOR LONG-TERM LOANS

         In connection with the long-term loans provided by First Union National Bank, and at its request, we formed a total of six new subsidiaries that will operate as "special purpose entities." To qualify as special purpose entities, the new subsidiaries have organizational documents that impose certain requirements on them while the loans are outstanding. In particular, the subsidiaries must maintain separate legal identities and must limit their activities to dealing with the apartment properties that secure the loans.

         Three of our new subsidiaries serve as borrowers for the long-term loans and have ownership of the apartment properties that secure such loans. To achieve this ownership, we transferred (or caused our existing subsidiaries to transfer) a total of 15 apartment properties to our borrowing subsidiaries. Because one of the borrowing subsidiaries is a limited liability company and another is a limited partnership, the lender requested that we form three other special purpose entities to serve as the sole member, general partner and limited partner, respectively, of these particular borrowers.

OVERVIEW OF LONG-TERM LOANS

         The long-term loans are evidenced by a total of 15 promissory notes from three borrowers. The principal amount of each note is based on, and the payment of each note is secured by, a separate apartment property owned by the borrower who executed the note. The following table provides an overview of the long-term loans:



NAME OF                                  NAME OF APARTMENT                      LOCATION OF                            PRINCIPAL
BORROWER                                 PROPERTY OWNED                         PROPERTY                          AMOUNT OF NOTE

CRIT-VA, Inc.                            Arbor Trace                            Virginia Beach VA                     $5,000,000
(a Virginia corporation)                 Ashley Park                            Richmond VA                            9,500,000
                                         Gables                                 Henrico County VA                      8,000,000
                                         Mayflower                              Virginia Beach VA                     10,500,000
                                         Trolley Square                         Richmond VA                            9,500,000
                                         Trophy Chase                           Albermarle County VA                  15,000,000
                                                                                                                      ----------

                                                                                      Subtotal for Borrower          $57,500,000

CRIT-NC II, LLC                          Heatherwood                            Charlotte NC                          16,250,000
(a Delaware LLC)                         Summerwalk                             Concord NC                             6,000,000
                                                                                                                       ---------

                                                                                      Subtotal for Borrower          $22,250,000

CAC Limited Partnership                  Brandywine Park (Cutter's Point)       Richardson TX                          6,250,000
(a Virginia limited partnership)         Eagle Crest                            Irving TX                             15,000,000
                                         Remington Hills                        Irving TX                             14,250,000
                                         Sierra Ridge                           San Antonio TX                         4,750,000
                                         The Arbors on Forest Ridge             Bedford TX                             6,250,000
                                         Timberglen                             Dallas TX                              9,500,000
                                         Toscana                                Dallas TX                              5,250,000
                                                                                                                       ---------

                                                                                      Subtotal for Borrower          $61,250,000

                                                                                                      TOTAL         $141,000,000
                                                                                                                    ============


DESCRIPTION OF LONG-TERM NOTES

     The 15 long-term promissory notes are substantially similar. Each of these promissory notes provides for the following:

     o    an annual interest rate of 7.35%
     o    a maturity date of January 1, 2011
     o    payment of interest only in monthly installments until maturity
     o    payment of principal and all other amounts in full at maturity
     o acceleration, at the option of the lender, of all amounts due under the note if any required monthly payment is not made within seven days of its due date or if there is any other event of default
     o a late charge of 5% on any payment that is not made within seven days of its due date
     o    an increase of 4% in the applicable interest rate upon any default
     o a restriction on voluntary prepayment, which is not permitted without penalty until the final three months of the note

         Additional payments or penalties would apply in other circumstances, such as acceleration of a long-term promissory note during the first two years, based upon an event of default. The sum of the additional payments would equal at least 5% of the remaining debt if acceleration occurs in the first year.

         Futhermore, each long-term promissory note contains substantial limitations on release and substitution of collateral. The apartment property that serves as collateral under a long-term promissory note cannot be released from its mortgage during the first two years of the note. After two years, a release is permitted, but only if substitute collateral is provided in the form of direct, non-callable obligations of the United States. These substitute obligations must be structured to pay a series of amounts that match, as closely as possible, the remainder of the installments required under the promissory note involved.

CROSS-DEFAULT AMONG LONG-TERM NOTES

         The 15 apartment properties that serve as collateral for the long-term promissory notes are subject to cross-default and cross-collateral provisions under separate and corresponding deeds of trust and security documents. The apartment properties have been divided into two groups for this purpose.

         In general, any default under one promissory note would constitute a default under all other promissory notes in the same group and would enable the lender to exercise its rights against all of the apartment properties that serve as collateral for that particular group. The two groups themselves, however, are not connected by cross-default or cross-collateral provisions. The first group consists of the eight apartment properties owned by CRIT-VA, Inc. and CRIT-NC II, LLC, respectively. The second group consists of the seven apartment properties owned by CAC Limited Partnership.

DEEDS OF TRUST AND SECURITY DOCUMENTS

         As indicated above, the long-term promissory notes are secured by mortgages and other encumbrances on a total of 15 apartment properties owned by three of our new subsidiaries. The other encumbrances include a security interest in the related personal property and various assignments of leases, rents and contracts, all in favor of the lender. These encumbrances are created by multiple agreements and instruments, which will be referred to as "security documents" for simplicity.

         The security documents impose a number of requirements on our three borrowing subsidiaries, as the owners of the apartment properties, including obligations to maintain adequate insurance. The security documents prohibit any further encumbrances or any further assignments of leases or rents with respect to the apartment properties.

         Upon any default that occurs under a long-term promissory note or related security document, various remedies are available to the lender with respect to the apartment properties in the same cross-default and cross-collateral group (discussed above). Those remedies include, for example
(1) declaring the entire principal balance under the promissory notes in the group, together with all accrued and unpaid interest, to be due and payable immediately; (2) taking possession of the secured property, including the apartment properties in the group; and (3) collecting rents from the apartment properties in the group, or foreclosing on such properties, to satisfy unpaid amounts under the promissory notes. Our three borrowing subsidiaries, as the makers of the long-term promissory notes, would be required to pay any costs that may be incurred in exercising such remedies.

INDEMNITY AND GUARANTY

         We are required to indemnify the lender against defaults under the long-term promissory notes from our three borrowing subsidiaries and to guaranty the collection of all amounts due under these notes. These requirements appear in separate Indemnity and Guaranty Agreements executed by us with respect to each of the 15 apartment properties that secure the long-term loans.

MANAGEMENT OF APARTMENTS

         Our three borrowing subsidiaries have engaged us, or another one of our subsidiaries, to manage the 15 apartment properties that secure the long-term loans. Such management will occur under separate and substantially similar property management agreements for each borrower. Each property management agreement provides for the following:

         o        an initial term of two years
         o automatic renewal for additional terms of two years each, unless written notice of termination is delivered by either party at least 60 days before the end of any term
         o        collection of all rents by the manager
         o a property management fee equal to 5% of the monthly gross revenues from the apartment properties


SHORT-TERM CREDIT FACILITY

         In addition to the long-term financing described above, we have obtained a short-term credit facility from First Union National Bank in the amount of $50 million. The borrowers under the credit facility include us and CRIT-NC, LLC, which is one of our direct wholly-owned subsidiaries.

         The credit facility is evidenced by a revolving credit note and is governed by a credit agreement. Under the credit agreement, the borrowed amounts may be used for working capital and general corporate purposes, including the acquisition and improvement of apartment properties. The credit facility matures in December 2002.

         At our election, interest will be computed using either a "base rate" or a "LIBOR rate." The base rate will be the lender's prime rate (or, if higher, the federal funds rate plus one-half of one percent). The LIBOR rate is determined by banks in the London interbank market and is subject to an increase that ranges from 0.9% to 1.6%, depending on the value of a particular financial ratio defined in the credit agreement. An election of the LIBOR rate also requires us to elect an interest period of either one, two, three or six months.

         Periodic interest payments are required under the credit facility. The due dates for these payments depend on the method of computing interest. With a base rate, interest payments are due on the first day of each month. With a LIBOR rate, interest payments are due at the end of the applicable interest period (and, regardless of the period, at least every three months).

         The credit agreement defines various events of default, which include any failure to make a required interest payment within five business days of its due date. During any period of default, the applicable interest rate would increase by 2%. Upon any default, the lender is entitled to accelerate the indebtedness under the credit facility and to demand immediate payment in full.


ITEM 7.   Financial Statements and Exhibits

c.  Exhibits.


10.1              CRIT-VA, Inc. Articles of Incorporation.

10.2              CRIT-VA, Inc. Bylaws.

10.3 Property Management Agreement dated as of December 12, 2000 between CRIT-VA, Inc. as Owner and Cornerstone Realty Income Trust, Inc. as Manager.

10.4              CRIT Special, Inc. Articles of Incorporation.

10.5              CRIT Special, Inc. Bylaws.

10.6              Operating Agreement of CRIT-NC II, LLC.

10.7 Property Management Agreement dated as of December 12, 2000 between CRIT-NC II, LLC as Owner and Cornerstone Realty Income Trust, Inc. as Manager.

10.8              CAC Special General, Inc. Articles of Incorporation.

10.9              CAC Special General, Inc. Bylaws.

10.10             CAC Special Limited, Inc. Articles of Incorporation.

10.11             CAC Special Limited, Inc. Bylaws.

10.12             Limited Partnership Agreement of CAC Limited Partnership.

10.13 Property Management Agreement dated as of December 12, 2000 between CAC Limited Partnership as Owner and Apple General, Inc. as Manager.

10.14 Promissory Note dated December 12, 2000 in the principal amount of $10,500,000 made payable by CRIT-VA, Inc. to First Union National Bank, with respect to the Mayflower Apartments in Virginia Beach, Virginia.

10.15 Indemnity and Guaranty Agreement dated as of December 12, 2000 by Cornerstone Realty Income Trust, Inc. as Indemnitor in favor of First Union National Bank as Lender, in connection with a $10,500,000 loan to CRIT-VA, Inc. as Borrower, with respect to the Mayflower Apartments in Virginia Beach, Virginia.

10.16 Deed of Trust and Security Agreement dated as of December 12, 2000, from CRIT-VA, Inc., as Grantor, to TRSTE, Inc. as Trustee for First Union National Bank, the Beneficiary with respect to the Mayflower Apartments in Virginia Beach, Virginia.

10.17 Assignment of Warranties and Other Contract Rights dated as of December 12, 2000 from CRIT-VA, Inc. as Borrower to First Union National Bank as Lender with respect to the Mayflower Apartments in Virginia Beach, Virginia.

10.18 Assignment of Leases and Rents dated as of December 12, 2000 by CRIT-VA, Inc. as Assignor in favor of First Union National Bank as Assignee with respect to the Mayflower Apartments in Virginia Beach, Virginia.

10.19 Consent and Agreement of Manager dated as of December 12, 2000 by CRIT-VA, Inc. as Borrower in favor of First Union National Bank as Lender with respect to the Mayflower Apartments in Virginia Beach, Virginia.

10.20 Environmental Indemnity Agreement dated as of December 12, 2000 by CRIT-VA, Inc. and Cornerstone Realty Income Trust, Inc., as Indemnitors, in favor of First Union National Bank, as Lender, with respect to the Mayflower Apartments in Virginia Beach, Virginia.

10.21 Receipt and Closing Certificate dated December 12, 2000 by CRIT-VA, Inc. as Borrower and Cornerstone Realty Income Trust, Inc. as Guarantor in favor of First Union National Bank, as Lender, with respect to the Mayflower Apartments in Virginia Beach, Virginia.

10.22 Revolving Credit Note dated December 12, 2000 in the principal amount of $50,000,000 made payable by Cornerstone Realty Income Trust, Inc. and CRIT-NC, LLC to the order of First Union National Bank.

10.23 Credit Agreement dated as of December 12, 2000 among Cornerstone Realty Income Trust, Inc. and CRIT-NC, LLC as Borrowers and First Union National Bank as Lender and Administrative Agent for all lenders.

10.24 Schedule setting forth information on 14 substantially identical promissory notes (with respect to Exhibit 10.14) dated December 12, 2000 in various principal amounts made payable to the order of First Union National Bank.

10.25 Schedule setting forth information on 14 substantially identical Indemnity and Guaranty Agreements (with respect to Exhibit 10.15) dated as of December 12 by Cornerstone Realty Income Trust, Inc. as Indemnitor in favor of First Union National Bank as Lender.

10.26 Schedule setting forth information on 14 substantially identical Deeds of Trust (with respect to Exhibit 10.16) dated as of December 12, 2000 with First Union National Bank as Beneficiary.

10.27 Schedule setting forth information on 14 substantially identical Assignments of Warranties and Other Contract Rights (with respect to Exhibit 10.17) dated as of December 12, 2000 to First Union National Bank as Lender.

10.28             Schedule   setting  forth   information  on  14  substantially
                  identical Assignments of Leases and Rents (with respect to Exhibit 10.18) dated as of December 12, 2000 to First Union National Bank as Assignee.

10.29 Schedule setting forth information on 14 substantially identical Consents and Agreements of Manager (with respect to Exhibit 10.19) dated as of December 12, 2000 in favor of First Union National Bank.

10.30 Schedule setting forth information on 14 substantially identical Environmental Indemnity Agreements (with respect to
                  Exhibit 10.20) dated as of December 12, 2000 in favor of First Union National Bank.

10.31 Schedule setting forth information on 14 substantially identical Receipt and Closing Certificates (with respect to Exhibit 10.21) dated December 12, 2000 in favor of First Union National Bank.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Cornerstone Realty Income Trust, Inc.


                                           By: /s/ Glade M. Knight
                                               ---------------------------------
                                               Glade M. Knight, President


                                           December 27, 2000